UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: August 17, 2005

(Date of earliest event reported)

NAUTILUS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16400 SE Nautilus Drive

Vancouver, Washington 98683

(Address of principal executive offices and zip code)

(360) 694-7722

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAUTILUS, INC.

FORM 8-K

Item 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 17, 2005, Nautilus, Inc. (the “Company”) entered into a demand unsecured master promissory note establishing a short-term line of credit with KeyBank National Association (“KeyBank”). The master promissory note allows for either Base Rate Advances or Eurodollar Advances up to an aggregate principal amount of $40,000,000. The principal amount is due on the earlier of demand or October 17, 2005. Base Rate Advances bear interest equal to the greater of (a) the Prime Rate or (b) one half of one percent (.50%) in excess of the Federal Funds Effective Rate, plus eighty basis points. Eurodollar advances bear interest at the LIBOR 01 or 02 rates as provided by Reuters two business days prior to the beginning of such interest period divided by 1.00 minus the reserve percentage, plus eighty basis points. Interest is due and payable with respect to Base Rate Advances on the first day of each calendar month, commencing September 1, 2005 and on the maturity date, with respect to Eurodollar Advances, on the last day of the interest period applicable to such advance. Base Rate Advances may be prepaid at any time. Eurodollar advances may not be prepaid prior to the last day of the applicable interest period.

The foregoing description of the demand master promissory note is qualified in its entirety by reference to the full text of the note, a copy of which is attached to this Report as Exhibit 10.

The demand master promissory note was entered into to meet the Company’s permitted acquisitions and working capital requirements while the Company establishes a long-term unsecured credit facility through a syndicate of banks to be headed by KeyBank. The purpose of this long-term credit facility is for general corporate purposes, including permitted acquisitions and working capital requirements. The Company and KeyBank have entered into a commitment letter describing the proposed terms of such a facility. Establishment of the credit facility is subject to several conditions, including syndication of a group of participating lenders, completion of lender due diligence, and negotiation and execution of loan documentation. The Company expects that process to be completed not later than October 17, 2005.

Item 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The terms of the direct financial obligation are summarized in Item 1.01 of this Form 8-K, which is incorporated herein by this reference.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description
10	Demand Master Promissory Note, by and between Nautilus, Inc. and Keybank National Association.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC. (Registrant)

August 23, 2005	By:	/s/ William D. Meadowcroft
(Date)		William D. Meadowcroft, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10	Demand Master Promissory Note, by and between Nautilus, Inc. and Keybank National Association.